Commercial Real Estate Finance, Inc. (“ARI”)
Quarterly Supplemental Presentation – December 2011
a
0602201
Information is as of December 31, 2011 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

Legal Disclaimer
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,”
“expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our operating results; our ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in ARI’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and in ARI’s Quarterly Reports on Form 10-Q for the quarters ended
March 31, 2011, June 30, 2011 and September 30, 2011. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Investment Statement 2011 2010 % Change 2011 2010 % Change
14,564 $          10,733 $          35.7% 52,918 $          32,485 $          62.9%
(3,618) $           (3,421) $           5.8% (14,454) $        (10,714) $        34.9%
Net interest income (in thousands)
10,946 $          7,312 $            49.7% 38,464 $          21,771 $          76.7%
0.39 $               0.27 $               44.4% 1.47 $               1.09 $               34.9%
20,561,032     17,670,468     16.4% 18,840,954     12,679,277     48.6%
Balance sheet
860,247 $        806,870 $        6.6%
336,978 $        297,838 $        13.1%
2.2 years 2.5 years
1.64x 1.88x
251,327 $        297,334 $
290,700 $        242,728 $
3.5x 3.0x
Three Months Ended December 31, Year Ended December 31,
Interest income (in thousands)
Interest expense (in thousands)
Operating earnings per share
Basic and diluted weighted average common shares
outstanding
Investments at amortized cost (in thousands)
Net equity (in thousands)
Investments - Weighted average Duration
Debt to equity
Fixed rate debt (in thousands)
(1)
Debt service coverage
(2)
Floating rate debt (in thousands)
ARI – Financial Summary
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

(1) Fixed rate debt refers to the TALF borrowings which were refinanced with the Wells repurchase facility during January 2012.
(2) The debt service coverage is interest expense as a percentage of EBITDA.

ARI Overview
Return on Equity Based on Operating Income
(1)
Net Interest Income ($000s)
Dividend per Share
Operating Earnings per Share
(1) Return on equity is calculated as annualized operating income for the quarter as a percentage of average equity.
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

$491
$3,903
$5,056
$5,500
$7,313
$7,599
$9,684
$10,236
$10,946
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
3.4%
4.3%
6.7%
6.5%
6.3%
6.8%
9.6%
9.3%
9.8%
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
-$0.01
-
$0.16
$0.20
$0.31
$0.32
$0.27
$0.29
$0.40
$0.38
$0.39
-$0.20
-$0.10
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
$0.35 $0.35
$0.40 $0.40 $0.40 $0.40 $0.40 $0.40
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
$0.45
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
-

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – Q4 Financial Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended December 31, 2011 of $8.3 million, or $0.39 per diluted common share
(1)
– An increase of 44% per share as compared with Operating Earnings for the same period in 2010
– Net interest income of $10.9 million for Q4 2011
– Total expenses of $2.9 million, comprised of management fees of $1.3 million and G&A of
$1.6 million
(2)
GAAP net income for the quarter ended December 31, 2011 of $8.7 million, or $0.41 per diluted common share
Dividend
Declared dividend of $0.40 per share of common stock for the quarter ended December
31, 2011
– Seven consecutive quarters of $0.40 per share dividend
10.6% annualized dividend yield based on closing price on February 27, 2012
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-
cash equity compensation expense and (ii) any unrealized gains or losses or other non-cash items included in net income. Please see slide 15 for a reconciliation of operating earnings and operating earnings per diluted common share to GAAP net income and GAAP net income per diluted common share.
(2)  Total expenses includes $634,000 of non-cash stock based compensation for Q4 2011.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – Q4 Financial Highlights
Investment Portfolio
Total investments of $860 million at December 31, 2011
Weighted average underwritten IRR of approximately 14.2%
(1)
Book Value
GAAP book value of $16.39 per share as of December 31, 2011
– ARI closed at $15.14 on February 27, 2012 or at a 7.6% discount to book value
(2)
Fair value of $16.80 per share outstanding as of December 31, 2011
(3)
Subsequent Events
TALF refinancing
– January 2012 – Refinanced TALF debt with Wells Facility
Increased advance rate generated approximately $14 million of additional investable capital
Lowered current cost of funds from 2.8% to 1.9% and extended the maturity to August 2013
New Investment
– January 2012 – Closed a $15 million mezzanine loan on a 165-room hotel in New York, NY with an underwritten IRR of approximately 14.0%
(1)
(1) The internal rates of return (“IRR”) for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defa but assumes extensions as well as the fully hedged cost of borrowings under the Company’s master repurchase agreement with Wells Fargo Bank (“Wells Facility”). The Company has also assumed that financing will available through the maturity of the asset and reflect a cost of funds based on forward LIBOR curve. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Risk Factors”
the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.
(2) Based on GAAP Book Value of $16.39 per share as of December 31, 2011.
(3) The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management has estimated that the fair value of the Company’s financial assets at December 31, 2011 was approximately $8.0 million greater than the carrying value of the Company’s investment portfolio as of the same date.  This represents a premium of $0.41 per share over the Company's GAAP book value as of December 31, 2011.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Stable, In-Place Investments Offer Attractive Yields
Asset Type
($000s)
Amortized
Cost
Equity
at Cost
Remaining
Weighted
Average
Life
Weighted
Average
IRR
(1)(3)
First Mortgage Loans
(1)
$109,006 ($ 68,720) $ 40,286 2.6 years 17.7%
Mezzanine Loans 149,086 — 149,086 6.2 years 14.2%
Repurchase Agreements 47,439 — 47,439 0.8 years 13.7%
AAA CMBS–(Financed with TALF Borrowings)
(2)
301,980 (251,327) 50,653 1.4  years 13.5%
AAA CMBS–(Financed with Wells Repurchase Facility)
(2)
252,736 (221,980) 30,756 0.9 years 11.6%
Investments at December 31, 2011 $ 860,247 ($542,027) $318,220 2.2 years 14.2%
As of December 31, 2011.
(1)  Borrowings under the Company’s master repurchase facility with JPMorgan bear interest at LIBOR plus 300 basis points, or 3.3% at December 31, 2011. The IRR calculation further assumes that the JPM repurchase facility will remain available over the life of these investments.
(2) TALF borrowings are non-recourse and were refinanced with the Wells Facility during January 2012. The Company has agreed to provide a limited guarantee of up to 15% of the outstanding obligations of its indirect wholly-owned subsidiary under the Wells Facility, or a maximum of $37,500.
(3) The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the fully hedged cost of borrowings under the Wells Facility. The Company has also assumed that financing will be available through the maturity of the asset and reflect a cost of funds based on forward Libor curve. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Risk Factors” in the Company’s Annual Report on Form 10-K for
the year ended December 31, 2010 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
Borrowings

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI Overview
Diversified Investment Portfolio with Amortized Cost Basis of $860 million
Net Equity at Amortized Cost Basis ($000s) Gross Assets at Amortized Cost Basis ($000s)
AAA CMBS (Financed
with TALF Borrowings)
$301,980
35%
AAA CMBS (Financed
with Wells Repurchase
Facility)
$252,736
29%
First Mortgages Loans
$109,006
13%
Mezzanine Loans
$149,086
17%
Repurchase Agreements
$47,439
6%
AAA CMBS
(Financed with TALF
Borrowings)
$50,653
16%
AAA CMBS
(Financed with Wells
Repurchase Facility)
$30,756
10%
First Mortgages Loans
$40,286
12%
Mezzanine Loans
$149,086
47%
Repurchase
Agreements
$47,439
15%
As of December 31, 2011.
(1)   The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the fully hedged cost of borrowings under the Wells Facility. The Company has also assumed that financing will be available through the maturity of the asset and reflect a cost of funds based on forward Libor curve. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended
       December 31, 2010 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
Weighted Average IRR of Approximately 14.2%
(1)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI Diversification
Net Equity Investments of $318 million as of December 31, 2011
Geographic Diversification by Net Equity Property Type by Net Equity
(1) See Form 10-Q and Form 10-K for property type and geographic location underlying CMBS portfolio.
(2) Other category includes the repurchase agreement and the subordinate financing on a ski resort.
(3) Other category includes the repurchase agreement as well as investments in asset portfolios that are geographically diversified.
(1)
(2)
(1)
(3)
North East
20%
South East
8%
Mid West
3%
West
13%
Other
31%
CMBS
25%
Hotel
17%
Office
6%
Retail
24%
Other
28%
CMBS
25%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Senior Loan Portfolio
Description ($000’s)
Date of
Investment
Maturity
Date
Original
Face
Amount
Current
Face
Amount Coupon
Amortization
Schedule
Property
Size
Current
Loan
Amount
Appraised
LTV
(1)
Hotel
New York, NY
Jan-10 Feb-15 $32,000 $31,798 8.25% 30 year
151
rooms
$210/
key
40%
Office Condo (Headquarters)
New York, NY
Feb-10 Feb-15 28,000 27,644 8.00 30 year
73,419
sq. ft.
$377/
sq. ft.
54%
Hotel
Silver Spring, MD
Mar-10 Apr-15 26,000 25,564 9.00 25 year
263
rooms
$97/
key
58%
Hotel
New York, NY
Aug-10 Aug-12 24,000 24,000 8.00
Interest
only
155
rooms
$155/
key
40%
Total
.
.
$110,000 $109,006 8.31%
Description ($000’s)
Date of
Investment
Maturity
Date
Original
Face
Amount
Current
Face
Amount Coupon
Amortization
Schedule
Property
Size
Current
Loan
Amount
Appraised
LTV
(1)
Repurchase Agreement
(2)
Sept-10 Sept-12 $47,439 $47,439 13.00% Interest only N/A N/A N/A
Total $47,439 $ 47,439 13.00%
(1)  Appraised loan-to-value (“LTV”) represents the LTV as of the date of investment for all loans except the $32,000 New York, NY hotel loan.  The LTV for the $32,000 New York, N.Y. hotel loan is as of March 2011.
(2) Interest rate includes 10% current payment with a 3% accrual.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Subordinate Loan Portfolio
Description ($000’s)
Date of
Investment
Maturity
Date
Original
Face
Amount
Current
Face
Amount Coupon
Amortization
Schedule
Current
Loan
Amount
Appraised
LTV (1)
Senior Mezz – Retail
Various
Dec-09 Dec-19 $30,000 $30,000 12.24%
Interest
only
(2)
$86/
sq. ft.
69%
Junior Mezz – Retail
Various
Dec-09 Dec-19 20,000 20,000 14.00
Interest
only
(2)
$91/
sq. ft.
74%
Office
Michigan
May-10 Jun-20 9,000 8,950 13.00 25 year
$82/
sq. ft.
70%
Ski Resort
California
Apr-11 May-17 40,000 40,000 13.25
Interest
only
(2)
$356/
key
64%
Hotel Portfolio
New York
(3)
Aug-11 July-13 25,000 25,000 11.49
Interest
only
(4)
$339/
key
60%
Retail Center
Virginia
(5)
Oct-11 Oct-14 25,000 25,136 14.00
Interest
only
(5)
$281/
sq. ft.
60%
Total
.
.
$149,000 $149,086 13.00%
(1) Appraised LTV represents the LTV as of the date of investment.
(2) Prepayments are prohibited prior to the third year of the loan and any prepayments thereafter are subject to prepayment penalties ranging from 5% to 0%.
(3) Includes a LIBOR floor of 1% and three one-year extension options subject to certain conditions.
(4) Prepayments are prohibited prior to February 2013 and any prepayments thereafter are subject to spread maintenance premiums.
(5) Interest rate of 14.0% includes a 10.0% current payment with a 4.0% accrual.  There are two one-year extension options subject to certain conditions.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

CMBS Portfolio
Face
Amortized
Cost
Remaining Weighted
Average Life with
Extensions (months)
Estimated
Fair Value Debt
Net
Equity
TOTAL CMBS $546,807 $554,716 14 $553,995 $473,307 $  80,688
(1) TALF borrowings were refinanced with an increase in the Wells repurchase facility during January 2012.
AAA CMBS–(Financed with TALF Borrowings)  (1)
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
07401DAB7 BSCMS 2007-PW18 A2
12513YAC4 CD 2007-CD4 A2B
46629MAB1 JPMCC 2006-LDP8 A2
46631BAB1 JPMCC 07-LD11 A2
46632HAB7 JPMCC 2007-LD12 A2
50180CAB6 LBUBS 06-C7 A2
52109PAB1 LBUBS 07-C6 A2
61754KAC9 MSC 07-IQ14 A2
92978NAB0 WBCMT 07-C33 A2
92978YAB6 WBCMT 07-C32 A2
AAA CMBS–(Financed with Wells Repurchase Facility)
CUSIP Description
07401DAB7 BSCMS 2007-PW18 A2
36246LAB7 GSMS 2007-GG10 A2
46630JAK5 JPMCC 2007-LDPX A2S
46630VAB8 JPMCC 2007-CB19 A2
46631QAB8 JPMCC 2007-CB20 A2
61751NAD4 MSC 2007-HQ11 A31
92978TAB7 WBCMT 2007-C31 A2

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”) 12 Financials

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

(in thousands—except share and per share data)
December 31, 2011 December 31, 2010
Assets:
Cash and cash equivalents 21,568 $                         37,894 $
Securities available-for-sale, at estimated fair value 302,543                          363,660
Securities, at estimated fair value 251,452                          279,124
Commercial mortgage loans, held for investment 109,006                          109,695
Subordinate loans, held for investment 149,086                          58,985
Repurchase agreements, held for investment 47,439                            -
Principal and interest receivable 8,075                               5,553
Deferred financing costs, net 2,044                               2,818
Derivative instruments, net -                                   387
Other assets 17                                     31
Total Assets 891,230 $                       858,147 $
Liabilities and Stockholders' Equity
Liabilities:
TALF borrowings 251,327 $                       297,334 $
Borrowings under repurchase agreements 290,700                          242,728
Derivative instruments, net 478                                  -
Accounts payable and accrued expenses 1,746                               2,375
Payable to related party 1,298                               683
Dividends payable 8,703                               7,189
Deferred underwriting fee ($8,000 of which was payable to the Manager) -                                        10,000
Total Liabilities 554,252                          560,309
Commitments and Contingencies (see Note 13)
Stockholders' Equity:
Common stock, $0.01 par value, 450,000,000 shares authorized, 20,561,032 and 17,551,828 shares issued and
outstanding in 2011 and 2010, respectively 206                                  175
Additional paid-in-capital 336,209                          291,304
Accumulated other comprehensive income 563                                  6,359
Total Stockholders' Equity 336,978                          297,838
Total Liabilities and Stockholders' Equity 891,230 $                       858,147 $
Consolidated Balance Sheets

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

2011 2010 2011 2010
Net interest income:
Interest income from securities 5,904 $                    6,468 $                    25,323 $                  18,112 $
Interest income from commercial mortgage loans 2,267                        2,313                        9,153                        7,035
Interest income from subordinate loans 4,817                        1,952                        13,678                     7,338
Interest income from repurchase agreements 1,576                        -                            4,764                        -
Interest expense (3,618)                      (3,421)                      (14,454)                    (10,714)
Net interest income 10,946                     7,312                        38,464                     21,771
Operating expenses:
General and administrative expenses (includes $634 and $1,788 of non-cash
stock based compensation in 2011 and $354 and $1,452 in 2010, respectively) (1,563)                      (1,400)                      (5,652)                      (5,556)
Management fees to related party (1,297)                      (1,118)                      (4,728)                      (3,339)
Total operating expenses (2,860)                      (2,518)                      (10,380)                    (8,895)
Interest income from cash balances 1                                7                                13                              16
Realized loss on sale of security -                            -                            -                            (33)
Unrealized gain (loss) on securities 600 $                        (1,480) $                   482 $                        (1,766) $
Loss on derivative instruments  (includes $426 and $(865) of unrealized gain
(loss) for the three and twelve months 2011 and $(387) and $(1,077) for the
three and nine months 2010, respectively) (18) $                         645 $                        (2,696) $                   (94) $
Net income 8,669 $                    3,966 $                    25,882 $                  10,999 $
Basic and diluted net income per share of common stock    0.41 $                       0.22 $                       1.35 $                       0.87 $
Basic and diluted weighted average common shares outstanding 20,561,032            17,670,468            18,840,954            12,679,277
Dividend declared per share of common stock 0.40 $                       0.40 $                       1.60 $                       1.50 $
Year ended December 31, Three months ended December 31,
Consolidated Statement of Operations

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Reconciliation of Operating Earnings to Net Income
Three
Months Ended
December 31, 2011
Earnings Per Share
(Diluted)
Three
Months Ended
December 31, 2010
Earnings Per Share
(Diluted)
Operating Earnings:
Net income $8,669 $0.41 $3,966 $0.22
Adjustments:
  Unrealized (gain) loss on securities (600) (0.03) 1,480 0.09
  Unrealized (gain) on derivative instruments (426) (0.02) (1,077) (0.06)
  Non-cash stock-based compensation expense 634 0.03 354 0.02
Total adjustments: (392) (0.02) 757 0.05
Operating Earnings $8,277 $0.39 $4,723 $0.27
Basic and diluted weighted average common shares outstanding 20,561,032 17,670,468